UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14703	16-1268674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 South Broad Street Norwich, New York	13815
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 9, 2024, NBT Bancorp Inc. (the “Company” or “NBT”) and NBT Bank, National Association, the Company’s subsidiary bank (“NBT Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Evans Bancorp, Inc. (“Evans”) and Evans Bank, National Association, Evans’s subsidiary bank (“Evans Bank”).

On May 2, 2025, NBT completed its acquisition of Evans pursuant to the Merger Agreement through the following steps: (i) Evans merged with and into NBT, with NBT being the surviving entity, and (ii) Evans Bank merged with and into NBT Bank, with NBT Bank being the surviving entity (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each share of Evans common stock was converted into the right to receive 0.91 shares of NBT common stock, with cash payable in lieu of any fractional shares.

A copy of NBT’s press release dated May 5, 2025, announcing the completion of the Merger, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by NBT with the Securities and Exchange Commission on September 9, 2024, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of September 9, 2024, by and among NBT Bancorp Inc., NBT Bank, National Association, Evans Bancorp, Inc. and Evans Bank, National Association (incorporated by reference to Exhibit 2.1 to NBT Bancorp Inc.’s Current Report on Form 8-K filed on September 9, 2024)*

99.1	Press Release of NBT Bancorp Inc., dated May 5, 2025, announcing completion of the Merger

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

*
Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. NBT Bancorp Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NBT BANCORP INC.
May 5, 2025
	By:	/s/ Annette L. Burns
Annette L. Burns Executive Vice President and Chief Financial Officer